Exhibit 99.1

Confidential	FINAL FORM

TENDER AND SUPPORT AGREEMENT

TENDER AND SUPPORT AGREEMENT, dated as of December [   ], 2018 (this “Agreement”), among GlaxoSmithKline plc, a public limited company incorporated in England and Wales (“Parent”), Adriatic Acquisition Corporation, a Delaware corporation and wholly-owned Subsidiary of Parent (“Purchaser”), and [STOCKHOLDER] (the “Stockholder”).  Parent, Purchaser and the Stockholder are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares and Company Stock Options (such record and beneficial ownership, to “Own”, be the “Owner” of or be “Owned” by), if any, in each case set forth on Schedule A (all such Shares and Company Stock Options set forth on Schedule A next to the Stockholder’s name, together with any Shares or any other securities of the Company that are hereafter issued to or otherwise directly or indirectly acquired by any Stockholder prior to the valid termination of this Agreement in accordance with Section 5.1, including for the avoidance of doubt any Shares acquired by the Stockholder upon the exercise of Company Stock Options after the date hereof, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Purchaser and TESARO, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, but only if amended in accordance with the terms thereof and hereof, as applicable, the “Merger Agreement”), which provides, among other things, for Purchaser to commence an offer to purchase all of the issued and outstanding Shares and, following completion of the Offer, for the Merger of Purchaser with and into the Company, in each case, on the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to Parent’s and Purchaser’s willingness to enter into the Merger Agreement, and as an inducement and in consideration for Parent and Purchaser to enter into the Merger Agreement, the Stockholder, with respect to the Subject Shares, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Purchaser, and the Stockholder hereby agree as follows:

ARTICLE I
AGREEMENT TO TENDER

Section 1.1.                                 Agreement to Tender.  Subject to the terms of this Agreement, the Stockholder hereby agrees to validly and irrevocably, subject to termination of this Agreement, tender or cause to be validly and irrevocably, subject to termination of this Agreement, tendered into the Offer all of the Subject Shares (other than Company Stock Options that are not exercised prior to the Acceptance Time) pursuant to and in accordance with the terms of the Offer, free and clear of all Liens except for Permitted Stockholder Liens (as defined below).  Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or, in the case of any Shares acquired by the Stockholder subsequent to such date, within two (2) Business Days after the acquisition of such Shares and in any event prior to the Outside Date), or, if later, two (2) Business Days after receipt of the Offer Documents (or, in the case of any Shares acquired by the Stockholder subsequent to such date, within two (2) Business Days after the acquisition of such Shares and in any event prior to the Outside Date), the Stockholder shall (a) deliver or cause to be delivered, pursuant to the terms of the Offer, (i) a letter of transmittal with respect to all of the Subject Shares complying with the terms of the Offer, and (ii) any Certificate or agent’s message (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of any Book-Entry Share representing the Subject Shares,  and (b) take all other action required to validly tender or cause to be validly tendered into the Offer all of the Subject Shares.  The Stockholder shall not withdraw and shall cause not be withdrawn such Subject Shares from the Offer at any time, unless and until this Agreement has been validly terminated in accordance with Section 5.1.  The Stockholder acknowledges and agrees that Purchaser’s obligation to accept for payment Shares tendered into the Offer, including any Subject Shares tendered by Stockholder, is subject to the terms and conditions of the Merger Agreement.

Section 1.2.                                 Agreement to Vote.  Subject to the terms of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholder shall, in each case to the fullest extent that the Stockholder’s Subject Shares are entitled to vote thereon (it being understood and agreed that this Section 1.2 does not apply to any Company Stock Options that have not been exercised prior to any such meeting or date of written consent) to vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares  against any Acquisition Proposal,  against any other proposed action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement, including any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger).  The Stockholder shall retain at all times the right to vote the Stockholder’s Subject Shares in the Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder represents and warrants to Parent and Purchaser, that:

Section 2.1.                                 Authorization; Binding Agreement. [The Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, if the Stockholder is an entity, the Stockholder is a [            ], duly

organized and validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted.](1)[The Stockholder has the requisite legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder.](2) The execution and delivery of this Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due authorization, execution, and delivery hereof by each of Parent and Purchaser, constitutes a legal, valid, and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception, and the extent to which any of the provisions contained herein may conflict with the Exchange Act.

Section 2.2.                                 Non-Contravention.  Neither the execution and delivery of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby nor compliance by the Stockholder with any provisions herein will (a) if the Stockholder is an entity, violate, contravene, or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of the Stockholder, (b) require any consent, approval, authorization, or permit of, action by, or filing with or notification to, any Governmental Entity on the part of the Stockholder, except for compliance with applicable securities Laws, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in any breach or violation of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give rise to any right of termination, cancellation, amendment, or acceleration under any of the terms, conditions or provisions of under, any Contract to which the Stockholder is a party or by which the Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on the Subject Shares (other than one created by Parent or Purchaser), or (e) violate any Law or Judgment applicable to the Stockholder or by which any of its assets are bound, except as would not, in the case of each of clauses (c), (d), and (e), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Stockholder’s ability to timely perform its obligations under this Agreement.  No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

Section 2.3.                                 Ownership of Subject Shares; Total Shares.  As of the date hereof, the Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 4.1 or accepted for payment pursuant to the Offer) at all times during the term of this Agreement will be, the record and/or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all of the Subject Shares and has good and marketable title to all such Subject Shares free and clear of any Liens, except for any such Liens that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities Law (collectively, “Permitted Stockholder Liens”).  Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the number of Subject Shares (as set forth on Schedule A opposite such Stockholder’s name) are the only equity interests in the Company beneficially owned or owned of record by such Stockholder as of the date hereof.  As of the date hereof, other than the Subject

(1)                                 To be used for each stockholder that is an entity.

(2)                                 To be used for each stockholder that is an individual.

Shares, neither the Stockholder nor any of its Affiliates Owns any Shares, Company Stock Options or any other interests in options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company.

Section 2.4.                                 Voting Power.  The Stockholder has full voting power (or the power to effect the full voting power) with respect to all such Stockholder’s Subject Shares, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Subject Shares.  None of the Subject Shares are subject to any stockholders’ agreement, proxy, voting trust, or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

Section 2.5.                                 Reliance and Merger Agreement.  The Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery, and performance of this Agreement.  The Stockholder (through its authorized representatives) has reviewed and understands the terms of this Agreement and the Merger Agreement, and has had the opportunity to consult with its counsel in connection with this Agreement.

Section 2.6.                                 Absence of Litigation.  With respect to the Stockholder, as of the date hereof, there are no Proceedings pending against, or, to the actual knowledge  of the Stockholder, threatened in writing against the Stockholder or any of the Stockholder’s properties or assets (including any Shares or Company Stock Options Owned by the Stockholder) before or by any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Stockholder’s ability to timely perform its obligations under this Agreement.

Section 2.7.                                 Brokers.  No broker, finder, financial advisor, investment banker, or other Person is entitled to any brokerage, finder’s, financial advisor’s, or other similar fee or commission from the Company in connection with the Stockholder tendering the Subject Shares based upon arrangements made by or on behalf of the Stockholder in its capacity as such.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Parent and Purchaser represent and warrant to the Stockholder that:

Section 3.1.                                 Organization and Qualification.  Each of Parent and Purchaser is a corporation duly organized and validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated.

Section 3.2.                                 Authority for this Agreement.  Each of Parent and Purchaser has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery of this Agreement by each of Parent and Purchaser have been duly and validly authorized by all necessary corporate action of each of Parent and Purchaser, and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize this Agreement.  This Agreement has been duly and validly executed and delivered by each of Parent and Purchaser and, assuming due authorization, execution, and delivery hereof by the Stockholder, constitutes a legal, valid, and binding obligation of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with its terms, subject to the Bankruptcy and Equity Exception.

ARTICLE IV
ADDITIONAL COVENANTS OF THE STOCKHOLDER

The Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 5.1:

Section 4.1.                                 No Transfer; No Inconsistent Arrangements.  Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.1, the Stockholder shall not, directly or indirectly, (a) create or permit to exist any Liens, other than Permitted Stockholder Liens, on any of the Subject Shares, (b) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of the Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney, or other authorization or consent in or with respect to any of the Subject Shares, (e) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares or (f) take or permit any other action that would in any way would be reasonably expected to restrict, limit, impede, delay or interfere with the performance of such Stockholder’s obligations hereunder in any material respect.  Any action taken in violation of the foregoing sentence shall be null and void ab initio.  The Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement.  If any involuntary Transfer of any of the Subject Shares in the Company occurs (including, but not limited to, a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, includes any and all transferees and subsequent transferees of the initial transferee) will take and hold such Subject Shares subject to all of the restrictions, liabilities, and rights under this Agreement, which will continue in full force and effect until valid termination of this Agreement in accordance with Section 5.1.  The Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) for the purpose of taking any actions inconsistent with the transactions contemplated by this Agreement.  Notwithstanding the foregoing, the Stockholder may make Transfers of its Subject Shares to (x) if the Stockholder is an entity, any Affiliate, subsidiary, partner, or member of the Stockholder or,  if the Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust, or (y) if the Stockholder is a natural person, (A) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of the Stockholder, (B) any trust, the trustees of which include only the Persons named in clause (A) and the beneficiaries of which include only the Persons named in clause (A), (C) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clauses (A),  (B) or (C) to any Person by will, for estate or tax planning purposes, for charitable purposes or as charitable gifts or donations; provided, however, that in any such case,  as a condition to the effectiveness of such Transfer, (A) each Person to which any of such Shares are Transferred has executed and delivered to Parent and Purchaser a counterpart to this Agreement pursuant to which such Person is bound by all of the terms and provisions of this Agreement, and (B) this Agreement becomes the legal, valid, and binding agreement of such Person, enforceable against such Person in accordance with its terms, subject to the Bankruptcy and Equity Exception.

Section 4.2.                                 No Exercise of Appraisal Rights.  The Stockholder (a) knowingly, intentionally, voluntarily, unconditionally, and irrevocably forever waives and agrees not to exercise any appraisal rights or dissenters’ rights (“Appraisal Rights”) in respect of the Subject Shares that may arise in connection with the Merger; (b) knowingly, voluntarily, intentionally, unconditionally, and irrevocably forever waives the right to receive notice, in accordance with Section 262 of the DGCL, of any right to seek Appraisal Rights for the Subject Shares in connection with the Merger; and (c) covenants and agrees not to commence, prosecute, assign, transfer, or cause to be commenced any Proceeding to seek (or file any petition related to) any such Appraisal Rights in respect of the Subject Shares in connection with the Merger.

Section 4.3.                                 Documentation and Information.  The Stockholder shall not make any public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld or delayed), except as may be required by applicable Law (provided that the Stockholder shall provide reasonable notice of any such disclosure to Parent, other than an amendment to and report on Schedule 13D or any filing made pursuant to Section 16 of the Exchange Act solely to disclose this Agreement and report that it has been entered into).  The Stockholder consents to and hereby authorizes Parent and Purchaser to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Purchaser reasonably determines to be necessary in connection with the Offer, the Merger, and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement, and the nature of the Stockholder’s commitments and obligations under this Agreement and any other information that Parent reasonably determines is required to be disclosed by Law, and the Stockholder acknowledges that Parent and Purchaser may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other applicable Governmental Entity.  The Stockholder agrees to promptly provide Parent with any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent if it becomes aware of any required corrections with respect to any information regarding this Agreement supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.4.                                 Adjustments.  In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of Shares, or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement will be equitably adjusted, including to apply to any resulting securities.

Section 4.5.                                 No Solicitation.  The Stockholder, solely in its capacity as a stockholder of the Company, shall not[, shall cause its Subsidiaries not to,](3) and shall instruct its Representatives not to:  (a) directly or indirectly solicit, initiate or knowingly encourage or knowingly facilitate (including by way of providing non-public information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that, in each case, constitutes or is intended to lead to an Acquisition Proposal, (b) directly or indirectly engage in, enter into or participate in any discussions or negotiations with any Person making an Acquisition Proposal, or such Person’s Representatives, with respect to an Acquisition Proposal (other than, solely in response to an inquiry, proposal or offer by a Person to refer such Person to the restrictions of the Merger Agreement and this Section 4.5 so long as the discussion or response is limited to such referral) or (c) provide any non-public information or afford access to the properties of the Company or its Subsidiaries, or take any other action to assist or knowingly encourage or knowingly facilitate, any effort by any Person (other than Parent, Purchaser, or any designees of Parent or Purchaser) in a manner that is intended to lead to an Acquisition Proposal or in connection with or in response to any inquiry, offer or proposal that constitutes an Acquisition Proposal.  The Stockholder shall[, and shall cause its Subsidiaries to,](4) and shall instruct its Representatives to, immediately cease any solicitation, discussions, or negotiations with any Person (other than Parent, Purchaser, or any designees of Parent or Purchaser) with respect to any inquiry, proposal or offer pending on the date hereof that constitutes, or is intended to lead to, an Acquisition Proposal.

Section 4.6.                                 Waiver of Certain Actions.  The Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Parent, Purchaser or any of their respective successors, directors or officers relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any such claim (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the acceptance of the Offer or the Merger Closing) or (b) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby, but excluding any such claim brought by a Stockholder as a third-party beneficiary under Section 9.5 of the Merger Agreement or any claim brought by a Stockholder pursuant to the terms hereof.

ARTICLE V
MISCELLANEOUS

Section 5.1.                                 Termination.  This Agreement will terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry of Parent or Purchaser, without the prior written consent of the Stockholder, into any amendment or

(3)                                 Only applicable for each stockholder that is an entity; remove in agreement with individuals.

(4)                                 Only applicable for each stockholder that is an entity; remove in agreement with individuals.

modification of the Merger Agreement that (i) results in any decrease to the Offer Price or Merger Consideration or (ii) materially increases the obligations or liabilities of the Stockholder under this Agreement, or (d) the termination of this Agreement by written notice from Parent to the Stockholder.  Upon the valid termination of this Agreement in accordance with this Section 5.1, no Party will have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.1 shall relieve any Party from liability for Fraud or any Willful Breach of this Agreement prior to termination hereof, (y) the provisions of this ARTICLE V will survive any termination of this Agreement, and (z) Section 4.2 will survive indefinitely and not be terminated in the event of a termination of this Agreement pursuant to clause (b) of this Section 5.1.

Section 5.2.                                 Expenses.  Each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 5.3.                                 Amendment and Waiver.  This Agreement may not be amended or waived except by an instrument in writing signed (i) by the Parties, in the case of an amendment, or (ii) by each Party against whom the waiver is to be effective, in the case of a waiver.   The failure of any Party to assert any rights or remedies will not constitute a waiver of such rights or remedies.  No failure or delay by any Party in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy

Section 5.4.                                 Notices.  All notices, requests, claims, demands, and other communications hereunder must be in writing and must be given and will be deemed to have been duly given: (i) when delivered personally by hand, if delivered in person; (ii) on the date sent, (if sent during normal business hours of the recipient and on the next Business Day if sent after normal business hours of the recipient), if sent by email of a PDF Document (with written confirmation of receipt by other than automatic means, whether electronic or otherwise) (iii) three (3) Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested); and (iv) one (1) Business Day after sending, if sent by overnight internationally recognized courier (with written confirmation of receipt), in each case to the respective Parties at the following addresses (or at such other address for a Party as have been specified by like notice):

(a)                                 if to Parent or Purchaser:

Email:

with an additional copy (which shall not constitute notice) to:

Email:

(b)                                 if to the Stockholder:

with an additional copy (which shall not constitute notice) to:

TESARO, Inc.

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention:                 Christopher D. Comeau

Paul M. Kinsella

Facsimile:                 (617) 951-7050
Telephone:           (617) 951-7000
Email: christopher.comeau@ropesgray.com
Email: paul.kinsella@ropesgray.com

Hogan Lovells US LLP

100 International Drive, Suite 2000

Baltimore, MD 21202
Attention: Asher Rubin

Facsimile:                                         (410) 659-2701
Telephone:                                   (410) 659-2700
Email: asher.rubin@hoganlovells.com

Section 5.5.                                 Definitions.  All terms used but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Merger Agreement

Section 5.6.                                 Severability.  If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect to the original intent of the Parties as closely as possible in an acceptable manner so the end that the agreements contemplated by this Agreement are fulfilled to the fullest extent possible.

Section 5.7.                                 Assignment.  This Agreement may not be assigned by operation of law or otherwise, other than in connection with a Transfer of Subject Shares pursuant to the requirements of Section 4.1, without the prior written consent of each of the other Parties.  Any purported assignment without such consent shall be void.

Section 5.8.                                 Entire Agreement; Parties in Interest.  This Agreement (together with, Schedule A, Exhibit A and the other documents, certificates, and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties and their Affiliates, or any of them, with respect to the subject matter hereof.  This Agreement shall be binding upon, inure solely to the benefit of and be enforceable by each Party and its respective successor or assign, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 5.9.                                 Governing Law.  This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 5.10.                          Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

Section 5.11.                          Counterparts.  This Agreement may be executed and delivered (including by facsimile or email transmission) in one (1) or more counterparts, and by the different Parties in separate counterparts, each of which when executed will become effective and be deemed to be an original but all of which taken together will constitute one and the same agreement.

Section 5.12.                          Jurisdiction; Waiver of Jury Trial.

(a)                                 Each of the Parties  hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of (A) the Court of Chancery of the State of Delaware or (B) if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it shall not bring any action relating to this Agreement in any court other than (A) the Court of Chancery of the State of Delaware or (B) if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware; provided that each of the Parties has the right to bring any Proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction.  The Parties agree that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdiction by suit on the judgment or in any manner provided by Law; provided that nothing in the foregoing shall restrict any Party’s right to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(b)                                 EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF PARENT OR PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PARENT OR PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS

WAIVER VOLUNTARILY, AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.13.                          Service of Process.  Each Party irrevocably consents to the service of process relating to this Agreement or the transaction contemplated hereby, on behalf of itself and its property, outside the territorial jurisdiction of the courts referred to in Section 5.12 in any Proceedings by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 5.4.  The foregoing, however, will not limit the right of a Party to effect service of process on the other Party by any other legally available method.

Section 5.14.                          Specific Performance. The Parties acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur and that monetary damages even if available, would not be an adequate remedy therefor.  It is accordingly agreed that (i) each Party  will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to an injunction or any other appropriate form of equitable relief, to compel specific performance and to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking in connection with such remedy, and (ii) the Parties  shall, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.  Notwithstanding the Parties’ rights to specific performance pursuant to this Section 5.14, each Party may pursue any other remedy available to it at law or in equity, including monetary damages; provided that it is understood and agreed that claims for monetary damages following termination of this Agreement shall be limited to those arising from or relating to Fraud or any Willful Breach of this Agreement prior to such termination.

Section 5.15.                          Interpretation.  When reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  The phrases “date hereof” and “date of this Agreement” shall be deemed to refer to [•], 2018.  The word “or” is not exclusive.  Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders.  All Schedules and Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  The word “will” shall be construed to have the same meaning as the word “shall.”  Any terms used in any Exhibit or any certificate or other document made or delivered pursuant hereto but not otherwise defined therein shall have the meaning as defined in this Agreement or the Merger Agreement (pursuant to Section 5.5).  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”  Unless the context requires otherwise, (i) any reference herein to any Person shall be construed to include such Person’s successors and assigns, and (ii) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement.  The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 5.16.                          Further Assurances.  The Stockholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws, to perform its obligations under this Agreement.

Section 5.17.                          Capacity as Stockholder.  The Stockholder signs this Agreement solely in the Stockholder’s capacity as an Owner of Shares, and not, if applicable, in the Stockholder’s capacity as director, officer, or employee of the Company, as applicable.  Notwithstanding anything to the contrary in this Agreement, nothing herein will in any way prevent, limit or otherwise restrict a director or officer of the Company in the taking of any actions (or failure to act otherwise restrict a director or officer of the Company in the taking of any) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

Section 5.18.                          No Agreement Until Executed.  This Agreement will not be effective unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed and delivered by all Parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of Parent, Purchaser, and the Stockholder has caused this Agreement to be executed as of the date first written above.

GLAXOSMITHKLINE PLC

By:
Name:
Title:

ADRIATIC ACQUISITION CORPORATION

By:
Name:
Title:

Signature Page to Tender and Support Agreement

IN WITNESS WHEREOF, each of Parent, Purchaser, and the Stockholder has caused this Agreement to be executed as of the date first written above.

[STOCKHOLDER]

By:
Name:
Title:

Signature Page to Tender and Support Agreement

SCHEDULE A

Number of Shares:	[•]
Company Stock Options:	[•]

Exhibit A-1